UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION
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DIGIMARC CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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R1DGM1 DIGIMARC CORPORATION C/O COMPUTERSHARE INVESTOR SERVICES 250 ROYALL STREET MS 3B CANTON, MA 02021 You are receiving this communication because you hold shares in the above company, and the materials you should review before you cast your vote are now available. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The following proxy materials are available at www.proxyvote.com: ** IMPORTANT NOTICE ** Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 1, 2009 DIGIMARC CORPORATION Shareholder Meeting to be held on May 1, 2009 Notice of the 2009 Annual Meeting of Stockholders 2009 Proxy Statement Annual Report to Stockholders for the year ended December 31, 2008 Proxy Card See the Reverse Side for Meeting Information and Instructions on How to Vote ••• • Have the 12 Digit Control Number available and visit: www.proxyvote.com HOW TO VIEW MATERIALS VIA THE INTERNET HOW TO REQUEST A COPY OF MATERIALS Stockholders may request paper copies of the proxy materials for the 2009 Annual Meeting of Stockholders or for all meetings. PROXY MATERIALS - VIEW OR RECEIVE If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge to you for requesting a copy. Please make your request for a copy as instructed below on or before 4/17/09 to facilitate timely delivery. 1) BY INTERNET - www.proxyvote.com 2) BY TELEPHONE - 1-800-579-1639 3) BY E-MAIL* - sendmaterial@proxyvote.com *If requesting materials by e-mail, please send a blank e-mail with the 12 Digit Control Number (located on the following page) in the subject line.

R1DGM2 Meeting Type: Annual Meeting Date: 5/1/09 Meeting Time: 11:00 am (local time) For holders as of: 3/3/09 Meeting Location: Meeting Information Digimarc Corporation 9405 S.W. Gemini Drive Beaverton, OR 97008 Meeting Directions: For Meeting Directions, Please Call: 1-503-469-4800 Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the Meeting, you will need to request a ballot to vote these shares. Vote In Person How To Vote Vote By Internet To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your notice in hand when you access the web site and follow the instructions.

Voting items 01) Bruce Davis 02) William J. Miller 03) James T. Richardson 04) Peter W. Smith 05) Bernard Whitney The Board of Directors recommends a vote FOR each of the nominees named below. 1. ELECTION OF DIRECTORS: Nominees: The Board of Directors recommends a vote FOR Proposal No. 3. 3. PROPOSAL TO RATIFY THE APPOINTMENT OF GRANT THORNTON LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF DIGIMARC CORPORATION FOR THE YEAR ENDING DECEMBER 31, 2009. The Board of Directors recommends a vote FOR Proposal No. 2. 2. PROPOSAL TO APPROVE AND ADOPT THE DIGIMARC CORPORATION 2008 INCENTIVE PLAN. R1DGM3

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